UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 3, 2006

                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                   0-20859              75-2287752
(State or other jurisdiction   (Commission File Number)   (IRS Employer
        of incorporation)                                Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01    Other Events.

     The United States Patent and Trademark Office has initiated reexamination proceedings with respect to three issued patents covering human embryonic stem cells. The patents - U.S. Patent Nos. 5,843,780, 6,200,806 and 7,029,913 - are
assigned to the Wisconsin Alumni Research Foundation and are licensed to Geron pursuant to a January 2002 license agreement.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GERON CORPORATION


Date: October 6, 2006                      By:  /s/ David L. Greenwood
                                               ---------------------------------
                                               David L. Greenwood
                                               Executive Vice President and
                                               Chief Financial Officer